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                                                                      EXHIBIT 24

                               POWERS OF ATTORNEY
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                                                                      EXHIBIT 24

                               POWERS OF ATTORNEY

THE UNDERSIGNED, A DIRECTOR OF GENERAL RE CORPORATION, A DELAWARE CORPORATION (THE "CORPORATION"), HEREBY DESIGNATES EACH OF CHARLES F. BARR AND ROBERT D. GRAHAM AS HIS ATTORNEY IN FACT TO EXECUTE ON HIS BEHALF, AS A DIRECTOR OF THE CORPORATION, THE CORPORATION'S ANNUAL REPORT ON FORM 10-K UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

                                          --------------------------------------
                                          Original powers of attorney
                                          in this form signed by each
                                          of the following:

                                          LUCY WILSON BENSON
                                          WALTER M. CABOT
                                          JOHN C. ETLING
                                          RONALD E. FERGUSON
                                          WILLIAM C. FERGUSON
                                          DONALD J. KIRK
                                          KAY KOPLOVITZ
                                          EDWARD H. MALONE
                                          ANDREW W. MATHIESON
                                          DAVID E. MCKINNEY
                                          STEPHEN A. ROSS
                                          WALTER F. WILLIAMS

Dated: February 8, 1995